Financial instruments and risk management - Foreign exchange risk - Additional information (Detail) - Foreign exchange risk [member]	12 Months Ended
Dec. 31, 2017
Disclosure Of Financial Instruments [Line Items]
Description of hedging strategy	Under normal market conditions, the Group does not consider that active currency hedging of transactions would provide long-term benefits to shareholders. The Group reviews its exposure on a regular basis and reserves the right to enter into hedges to maintain financial stability. Currency protection measures may be deemed appropriate in specific commercial circumstances, typically hedging of capital expenditures and other significant financial items such as acquisitions, disposals, tax and dividends, and are subject to strict limits laid down by the board. Refer to section B for the details of cross currency interest rate, currency forward and option contracts used to manage the currency risk exposures
Description of sensitivity analysis	Estimated retranslation effect on financial assets and financial liabilities of a ten per cent strengthening in the closing exchange rate of the US dollar against significant currencies. The sensitivity associated with a ten per cent weakening of a particular currency would be broadly equal and opposite to the figures presented. The impact is expressed in terms of the effect on net earnings, underlying earnings and equity, assuming that each exchange rate moves in isolation.
Percentage of change in annual foreign exchange rate	10.00%